                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [X]

Filed by a party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement            [ ]  Confidential, for Use of the Commission
[X]  Definitive proxy statement                  Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule
     14a-11(c) or Rule 14a-12

                            ACLARA BIOSCIENCES, INC.
                   -------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

                ----------------------------------------------------------------

        (2)     Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

                ----------------------------------------------------------------

        (4)     Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------

        (5)     Total fee paid:

                ----------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)     Amount previously paid:

                ----------------------------------------------------------------

        (2)     Form, schedule or registration statement no.:

                ----------------------------------------------------------------

        (3)     Filing party:

                ----------------------------------------------------------------

        (4)     Date filed:

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

                            ACLARA BIOSCIENCES, INC.
                                1288 PEAR AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 7, 2001
                            ------------------------

TO THE STOCKHOLDERS OF ACLARA BIOSCIENCES, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ACLARA BIOSCIENCES, INC., a Delaware corporation (the "Company"), will be held on Thursday, June 7, 2001, at 10:00 a.m. local time at the Garden Court Hotel, 520 Cowper Street, Palo Alto, California 94301, for the following purpose:

          1. To elect three directors to hold office until the 2004 Annual Meeting of Stockholders.

          2. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for its fiscal year ending December 31, 2001.

          3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Please refer to the attached proxy statement accompanying this Notice for further information with respect to the business to be transacted at the Annual Meeting.

     The Board of Directors has fixed the close of business on April 23, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Joseph M. Limber
                                          Joseph M. Limber
                                          President and Chief Executive Officer

Mountain View, California
May 2, 2001

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                            ACLARA BIOSCIENCES, INC.
                                1288 PEAR AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043
                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 7, 2001
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of ACLARA BioSciences, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, June 7, 2001, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes of:

     - To elect three directors to hold office until the 2004 Annual Meeting of Stockholders.

     - To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for its fiscal year ending December 31, 2001.

     - To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be held at the Garden Court Hotel, 520 Cowper Street, Palo Alto, California 94301. A copy of this proxy statement and accompanying proxy card will be mailed to stockholders on or about May 2, 2001.

SOLICITATION

     This solicitation is made on behalf of our Board of Directors and we will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on April 23, 2001, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 23, 2001, the Company had outstanding and entitled to vote 35,577,556 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. The inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes and broker non-votes will not affect the election of directors. All other proposals require the favorable vote of the majority of the votes present in person or represented by proxy and entitled to vote on a particular proposal.

     Any proxy that is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted as follows: (1) FOR the election of all nominees for directors named in the proxy; (2) FOR ratification of the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending December 31, 2001, and (3) as the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be with respect to the item not marked. We believe that the tabulation procedures to be followed by the inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Secretary at our principal executive office, ACLARA BioSciences, Inc., 1288 Pear Avenue, Mountain View, California 94043, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

     Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934 may submit to the Board of Directors proposals to be considered for inclusion in our proxy statement and submission to the stockholders at the Annual Meeting for the fiscal year ended December 31, 2001. Such proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive office, ACLARA BioSciences, Inc., 1288 Pear Avenue, Mountain View, California 94043, and must be received no later than December 1, 2001. The notice must include the following information:

     - the stockholder's name and address and the text of the proposal to be introduced;

     - the number of shares of stock held of record by the stockholder and beneficially owned and represented by proxy as of the date of the notice; and

     - a representation by the stockholder that such stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice.

The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our Amended & Restated Bylaws.

     Our Amended & Restated Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder's notice must be received by our Secretary at our principal executive office, ACLARA BioSciences, Inc., 1288 Pear Avenue, Mountain View, California 94043, no later than March 15, 2002. Our Amended & Restated Bylaws also specify requirements as to the form and content of a stockholder's notice.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of Board members) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred to the extent reasonably possible so as to ensure that no one class has more than one director more than any other class and until such director's successor is elected and qualified.

     Our Board of Directors presently comprises seven members. There are three directors in the class whose terms of office expire in 2001. One of the nominees has served as our President, Chief Executive Officer and member of the Board of Directors since April 1998. One of the nominees has served on our Board of Directors since April 1995. The third nominee joined our Board of Directors as Chairman in April 1995. If elected at the Annual Meeting, each of the nominees would serve until the 2004 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

     Set forth below is certain biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting:

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS

JOSEPH M. LIMBER

     Joseph M. Limber joined us in April 1998, as President and Chief Executive Officer and as a member of our Board. Before he joined us, Mr. Limber had been President and Chief Operating Officer at PRAECIS Pharmaceuticals, Inc., from 1996 to 1998. Prior to that, he held positions as Executive Vice President of SEQUUS Pharmaceuticals, Inc., from 1995 to 1996, and as Vice President of Marketing and Sales from 1992 to 1995. Mr. Limber held management positions in marketing and sales with Syntex Corporation from 1987 to 1992, and with the Ciba-Geigy Corporation from 1975 to 1987. Mr. Limber holds a B.A. degree from Duquesne University.

DAVID J. PARKER

     David J. Parker joined our Board of Directors in April 1995, and is a General Partner of Ampersand Ventures. In 1997, he served as Chief Financial Officer and Vice President of Corporate Development of Novel Experimental Technology, or NOVEX, the leading provider of precast electrophoresis systems for protein and DNA separations; NOVEX subsequently became a subsidiary of Invitrogen Corporation. Prior to joining Ampersand Ventures in 1994, Mr. Parker was a management consultant at Bain & Company from 1992 to 1994, and at Mercer Management Consulting from 1989 to 1992. Mr. Parker received a B.A. degree from Dartmouth College and an M.B.A. degree from the Wharton School at the University of Pennsylvania.

THOMAS R. BARUCH, JD

     Thomas R. Baruch joined our Board of Directors as Chairman in April 1995. Since 1988, he has been a General Partner of CMEA Ventures, a venture capital firm. Moreover, from 1990 to 1996, Mr. Baruch served as a special partner of New Enterprise Associates. Prior to his experience with New Enterprise Associates, Mr. Baruch founded Microwave Technologies, Inc., and served as its President and Chief Executive Officer from 1983 to 1989. Before that, he held senior management and venture investment positions at Exxon Corporation, including the position of President of the Materials Division of Exxon Enterprises, Inc. Mr. Baruch serves as a director of AeroGen, Inc., Symyx Technologies, Inc., Netro Corp. and Physiometrix, Inc. Mr. Baruch holds a B.S. degree from Rensselaer Polytechnic Institute and received a J.D. degree from Capital University.

                       THE BOARD OF DIRECTORS RECOMMENDS
              A VOTE IN FAVOR OF EACH NAMED NOMINEE IN PROPOSAL 1.
                            ------------------------

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING OF STOCKHOLDERS

JEAN DELEAGE, PH.D.

     Dr. Jean Deleage has served as a member of our Board of Directors since January 1999. He is a founder and managing director of Alta Partners, a venture capital firm investing in information technologies and life science companies. Alta Partners was founded in 1996. Dr. Deleage has also been a managing partner of Burr, Egan, Deleage & Co., a major venture capital firm in San Francisco and Boston, since its formation in 1979. He is a director of several private and other public companies including Crucell, N.V., Flamel Technologies, Kosan Biosciences, Inc., and Telik, Inc. Dr. Deleage was a member of Sofinnova's initial team, a venture capital organization in Paris, France, and in 1976, formed Sofinnova, Inc., which is the U.S. subsidiary of Sofinnova. Dr. Deleage holds a Master's Degree in electrical engineering from Ecole Superieure d 'Electricite in 1962 and a Ph.D. in economics from the Sorbonne in 1964. In 1984, he was awarded the Ordre National du Merite, and in 1993, he was awarded the Legion of Honor from the French government in recognition of his career accomplishments.

ANDRE F. MARION

     Andre F. Marion joined our Board of Directors in February 2000. Until his retirement in 1995, Mr. Marion was the President of the Applied Biosystems Division of the Perkin-Elmer Corporation, now known as Applied Biosystems. Prior to holding that position, Mr. Marion was the Chairman of the Board, Chief Executive Officer and President of Applied Biosystems, Inc., until its merger with Perkin-Elmer Corporation in February 1993. Mr. Marion currently serves as a director of Molecular Devices Corp., Cygnus, Inc., Applied Imaging Corp., Alpha M.O.S., Integrated Biosystems, Inc., and Quantum Dot Corp., and is also an advisor to several private companies. Mr. Marion holds an engineering degree from the French Ecole National Superiors d'Ingenieurs Arts et Metiers in both mechanical and electrical engineering.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS

MICHAEL W. HUNKAPILLER, PH.D.

     Dr. Michael W. Hunkapiller joined our Board of Directors in June 1999. Since June 1998, Dr. Hunkapiller has been President of Applied Biosystems (formerly, PE Biosystems), one of two operating business groups within Applera Corporation (formerly, PE Corporation). He was elected in 1997 as Senior Vice President of then PE Biosystems and at the same time became President of its Applied Biosystems Division. Dr. Hunkapiller had served as Vice President of PE Corporation and General Manager of Applied Biosystems since June 1995. From 1983 to 1995, he served in various positions at Applied Biosystems, Inc. Dr. Hunkapiller received a B.S. degree in chemistry from Oklahoma Baptist University and a Ph.D. in chemical biology from the California Institute of Technology.

ERIC S. LANDER, PH.D.

     Dr. Eric S. Lander joined our Board of Directors in February 2000. Since 1993, Dr. Lander has served as Director of the Whitehead/ MIT Center for Genome Research and as a member of the Whitehead Institute for Biomedical Research. Since 1989, Dr. Lander has held the positions of Associate Professor and Professor in the Department of Biology at MIT. In addition, Dr. Lander is a founder and director of Millennium Pharmaceuticals, Inc., a publicly traded company. Dr. Lander received an A.B. in mathematics from

Princeton University and a Ph.D. in mathematics from Oxford University, which he attended as a Rhodes Scholar.

BOARD COMMITTEES AND MEETINGS

     Our Board of Directors held thirteen (13) meetings during the fiscal year ended December 31, 2000, during which time our Board had a standing Audit Committee and Compensation Committee. Both committees were established by our Board in December 1999. We do not have a nominating committee.

     Our Audit Committee assists our Board of Directors in fulfilling the Board's oversight responsibilities regarding our accounting and system of internal controls, the quality and integrity of our financial reporting and the independence and performance of our outside auditor. In so doing, our Audit Committee endeavors to maintain free and open means of communication between and among its members, other directors, the outside auditor and our management team. Our Audit Committee comprises three members all of whom are non-employee directors: Messrs. Baruch and Parker and Dr. Deleage. Our Audit Committee met once during the fiscal year ended December 31, 2000. Our Board and our Audit Committee have adopted an Audit Committee Charter, which is attached hereto as Appendix A.

     Our Compensation Committee exercises all powers of our Board of Directors in administering our Amended and Restated 1997 Stock Plan and also examines, reviews, considers and advises our Board in matters relating to compensation of our employees and consultants (excluding our Board). Our Compensation Committee comprises two members, both of whom are non-employee directors: Mr. Baruch and Dr. Hunkapiller. Our Compensation Committee met once during the fiscal year ended December 31, 2000.

     During the fiscal year ended December 31, 2000, each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively, except that Eric S. Lander attended fewer than 75% of the total number of meetings of the Board held during the period during the year for which he had been a director.

COMPENSATION OF DIRECTORS

     We reimburse our non-employee directors for expenses incurred in connection with attending Board and committee meetings, but we do not compensate them for their services as Board or committee members. Our Board of Directors has the discretion to grant options to new non-employee directors.

     Under our Amended and Restated 1997 Stock Plan, on the date of each annual meeting of stockholders, each member of our Board of Directors who is not an employee will automatically be granted an option to purchase 12,000 shares of our common stock. The exercise price of the options granted to non-employee directors is 100% of the fair market value of the common stock subject to the option on the date of the option grant. The options vest in cumulative quarterly installments of one-fourth of the shares underlying such option, commencing with the ninth quarterly anniversary of the date of the option grant. Accordingly, each of Messrs. Deleage, Hunkapiller, Lander, Marion and, if elected to our Board of Directors at the 2001 Annual Meeting of Stockholders, Messrs. Baruch, Limber and Parker, will be granted an option to purchase 12,000 shares of our common stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Baruch and Dr. Hunkapiller served as members of our Compensation Committee during the fiscal year ended December 31, 2000. Neither of them has ever been an officer or employee of the Company. No current or former officer or employee of the Company serves on our Compensation Committee. During the fiscal year ended December 31, 2000, no member of our Board of Directors or of our Compensation Committee, and none of our executive officers, served as a member of the board of directors or compensation committee of an entity that has one or more executive officers serving as members of our Board of Directors or our Compensation Committee.

LIMITATION OF DIRECTORS' AND OFFICERS' LIABILITY

     Our Amended and Restated Certificate of Incorporation limits the personal liability of each of our directors to the fullest extent permitted by the Delaware General Corporation Law. Delaware corporate law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for any liability arising with respect to with respect to the following acts:

     - any breach of one's duty of loyalty to the Company or its stockholders;

     - acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; or

     - any transaction from which the director derived an improper personal benefit.

     Our Amended and Restated Certificate of Incorporation authorizes us to indemnify against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, to the fullest extent permitted by law, any of our directors, officers or employees who was or is a party or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not in the right of our Company, and whether criminal, civil, administrative or investigative, by reason of the fact that he or his testator or intestate is or was a director, officer or employee of the Company or any predecessor of the Company, or is or was serving at our request as a director, officer or employee of another entity. We believe that indemnification under our Amended and Restated Certificate of Incorporation covers negligence and gross negligence on the part of the indemnified parties.

     We have entered into agreements with our directors and several of our officers which provide for the indemnification of such persons to the fullest extent permitted by law. These agreements, among other things, require us to indemnify such persons for certain expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any by or in the right of our Company, arising out of that person's services as a director or officer of our Company, any subsidiary of ours or any other company or enterprise to which the person provides services at our request.

                                   PROPOSAL 2

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Our Board of Directors has selected PricewaterhouseCoopers LLP as independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2001, and has further directed that management submit the selection of independent public accountants for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements since 1998. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors is not required by the Amended and Restated Bylaws or otherwise. However, we are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent public accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.
                            ------------------------

                       INDEPENDENT PUBLIC ACCOUNTANT FEES

AUDIT FEES

     For annual audit services rendered to us for the fiscal year ended December 31, 2000, and for reviews of the financial statements included in our quarterly reports for that fiscal year, PricewaterhouseCoopers LLP billed us aggregate fees in an amount equal to $128,300.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     We did not owe any fees to PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2000, for information systems maintenance and hardware services.

ALL OTHER FEES

     For all other services rendered to us which were not described in the two foregoing paragraphs, PricewaterhouseCoopers LLP billed us aggregate fees in an amount approximately equal to $370,000 of which approximately $355,000 was related to the preparation of our Registration Statement in connection with our initial public offering. Our Audit Committee has determined that the provision of non-audit services to us by PricewaterhouseCoopers LLP is compatible with maintaining the auditor's independence.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of March 23, 2001, for the following persons:

     - each of the Company's directors,

     - each executive officer named in the Summary Compensation Table appearing herein,

     - all directors and executive officers of the Company as a group, and

     - each person known by the Company to beneficially own more than 5% of the Company's Common Stock.

     The address for all executive officers and directors is c/o ACLARA BioSciences, Inc., 1288 Pear Avenue, Mountain View, California 94043.

                            BENEFICIAL OWNERSHIP(1)

                                                                    BENEFICIAL OWNERSHIP(1)
                                                              ------------------------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER              NUMBER OF SHARES    PERCENT OF TOTAL
            ------------------------------------              ----------------    ----------------
Applera Corporation(2)......................................     2,746,293              7.7%
  761 Main Avenue
  Norwalk, CT 06859
Johnson & Johnson Development Corporation...................     2,167,186              6.1%
  One Johnson & Johnson Plaza
  New Brunswick, NJ 08933
Waddell & Reed Financial, Inc.(3)...........................     1,414,400              4.0%
  6300 Lamar Avenue
  Overland Park, KS 66202
Joseph M. Limber............................................       982,500              2.8%
Herbert H. Hooper(4)........................................       539,643              1.5%
Thomas J. McNaughton........................................             0                *
Danny G. Morrow.............................................             0                *
Philip A. Petersen..........................................         2,600                *
Wendy Hitchcock.............................................        21,875                *
Thomas R. Baruch(5).........................................       729,716              2.1%
Jean Deleage(6).............................................     1,667,551              4.8%
Michael W. Hunkapiller(7)...................................     2,746,293              7.7%
Eric S. Lander..............................................             0                *
Andre F. Marion.............................................             0                *
David J. Parker.............................................        28,801                *
All executive officers and directors as a group (12
  persons)..................................................     1,575,419              4.4%

---------------
 *  Less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are currently exercisable, or will become exercisable within 60 days of March 23, 2001, are deemed outstanding for purposes of computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, to our knowledge the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The table above is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission. Unless otherwise indicated, the address for each person is 1288 Pear Avenue, Mountain View, California 94043. Applicable percentages are based on 35,571,731 shares outstanding on March 23, 2001, adjusted as required by rules promulgated by the SEC.

(2) Consists of 2,746,293 shares held by PE Corporation, a New York corporation ("PENY"). PENY is a subsidiary of Applera Corporation.

(3) Consists of 1,414,400 shares of our Common Stock held by one or more open-end investment companies or other managed accounts which are advised or sub-advised by Waddell & Reed Investment Management Company ("WRIMCO"). WRIMCO is an investment advisory subsidiary of Waddell & Reed, Inc. ("WRI"). WRI is a broker-dealer and underwriting subsidiary of Waddell & Reed Financial Services, Inc. ("WRFSI"). WRFSI is a subsidiary of Waddell & Reed Financial, Inc. ("WRFI"), a publicly-traded company. Based on that corporate structure, WRFI is attributed beneficial ownership of these 1,414,400 shares.

(4) Includes 59,376 shares Herbert H. Hooper has the right to acquire pursuant to outstanding options exercisable within 60 days of March 23, 2001.

(5) Includes 474,312 shares held by Chemicals & Materials Enterprise Associates, L.P., and 208,334 shares held by CMEA Life Sciences Fund, L.P. Mr. Baruch, a general partner of CMEA Ventures, disclaims beneficial ownership of the shares held by the funds affiliated with CMEA Ventures, except to the extent of his pecuniary interests therein.

(6) Includes 1,652,058 shares held by Alta California Partners II, L.P., and 14,611 shares held by Alta Embarcadero Partners II, LLC. Dr. Deleage, a managing partner of Alta Partners, disclaims beneficial ownership of the shares held by the funds affiliated with Alta Partners, except to the extent of his pecuniary interests therein.

(7) Consists of 2,746,293 shares held by PE Corporation, a New York corporation ("PENY"). PENY is a subsidiary of Applera Corporation. Dr. Hunkapiller, an executive officer of both PENY and Applera Corporation, disclaims beneficial ownership of the shares held by them, except to the extent of his pecuniary interest therein.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities (Forms 3, 4 and 5). Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of these reports or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2000, all filing requirements applicable to our officers, directors, greater-than-ten-percent beneficial owners and other persons subject to Section 16(a) of the Securities Exchange Act of 1934 were timely met.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The names of the executive officers of the Company, their ages as of March 23, 2001, and certain other information about them are set forth below (unless set forth elsewhere in this Proxy Statement):

           NAME              AGE                   POSITION                    OFFICER SINCE
           ----              ---                   --------                    -------------
Joseph M Limber............  48     President & Chief Executive Officer         April 1998
Herbert H. Hooper,           37     Executive Vice President, Chief              May 1995
  Ph.D. ...................         Technology Officer & Co-Founder
Thomas J. McNaughton.......  56     Vice President, Legal Affairs &            November 2000
                                    Secretary
Danny G. Morrow............  51     Vice President, Operations                   July 2000
Philip A. Petersen.........  40     Vice President, Corporate Development      November 2000

HERBERT H. HOOPER, PH.D.

     Herbert H. Hooper co-founded the Company and has served as our Chief Technology Officer since May 1995 and Executive Vice President since 1998. From 1993 to 1995, Dr. Hooper directed the bioanalytical research and development activities at Soane Technologies. Soane BioSciences, the predecessor company to ACLARA, was formed as a spin-off from Soane Technologies in May 1995. From 1990 to 1992, Dr. Hooper worked as a product and business development manager at Air Products and Chemicals. Dr. Hooper holds a B.S. degree in chemical engineering from North Carolina State University and a Ph.D. in chemical engineering from the University of California, Berkeley.

THOMAS J. MCNAUGHTON

     Thomas J. McNaughton has served as our Vice President, Legal Affairs and our Secretary since May 2000. Prior to joining us, Mr. McNaughton was Vice President of Intellectual Property at Acuson Corporation. From 1994 to 2000, he served as senior counsel at Chevron Corporation. Mr. McNaughton holds a B.S. degree from the United States Military Academy at West Point and a J.D. degree from the University of Michigan.

DANNY G. MORROW

     Danny G. Morrow has served as our Vice President, Operations since July 2000. Prior to that, from April 1998 to June 2000, he was a research and development manager at Beckman Coulter, Inc. From August 1994 to April 1998, Mr. Morrow was Director of Operations for Genomyx, Inc. Mr. Morrow holds a B.S. degree from California State University, Long Beach and a M.S. degree from the University of California, Berkeley.

PHILIP A. PETERSEN

     Philip A. Petersen has served as our Vice President, Corporate Development since November 2000. Prior to joining us, Mr. Petersen was Vice President, Commercial Development at Allos Therapeutics from 1996 to 1999 and an investor in emerging biopharmaceutical and life sciences companies during the year 2000. Mr. Petersen holds a B.A. degree from Iowa State University and a M.B.A. degree from Duke University.

                       COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

     The following table shows for the fiscal year ended December 31, 2000, information concerning compensation awarded or paid to, or earned by, our Chief Executive Officer, each of our four most highly compensated executive officers other than the Chief Executive Officer and one former executive officer who was among our most highly compensated executive officers but was not serving as an executive officer at the end of the fiscal year (collectively referred to as the "named executive officers"):

                                                                                    LONG-TERM
                                                   ANNUAL COMPENSATION             COMPENSATION
                                         ---------------------------------------    SECURITIES
                                                                  OTHER ANNUAL      UNDERLYING     ALL OTHER
  NAME AND PRINCIPAL POSITION     YEAR    SALARY       BONUS     COMPENSATION(1)   OPTIONS/SARS   COMPENSATION
  ---------------------------     ----   --------     --------   ---------------   ------------   ------------
Joseph M. Limber................  2000   $290,306     $108,750          --           112,500        $116,668
  President and Chief Executive   1999    240,000       90,000          --           382,500              --
  Officer                         1998    162,218       48,560          --           600,000              --
Herbert H. Hooper...............  2000   $200,000     $ 47,500          --            75,000              --
  Executive Vice President and    1999    175,000       43,750          --           112,500              --
  Chief Technology Officer        1998    149,731       25,000          --           150,000              --
Thomas J. McNaughton............  2000   $ 15,930(2)        --          --            75,000              --
  Vice President, Legal Affairs
  and Secretary
Danny G. Morrow.................  2000   $ 80,230(3)  $ 18,740          --            95,000              --
  Vice President, Operations
Philip A. Petersen..............  2000   $ 15,492(4)        --          --            75,000              --
  Vice President, Corporate
  Development
Wendy R. Hitchcock(5)...........  2000   $125,406           --          --            75,000        $100,000
  Vice President & Chief
  Financial                       1999    133,280     $ 32,813          --           210,000              --
  Officer

---------------
(1) Excludes perquisites and other personal benefits, securities or property aggregating less than $50,000 or 10% of the total annual salary and bonus reported for each person.

(2) Represents Mr. McNaughton's salary for the period beginning November 2000, when he joined our Company, through the end of the fiscal year ended December 31, 2000. His annualized salary was $175,000.

(3) Represents Mr. Morrow's salary for the period beginning July 2000, when he joined our Company, through the end of the fiscal year ended December 31, 2000. His annualized salary was $160,000.

(4) Represents Mr. Petersen's salary for the period beginning November 2000, when he joined our Company, through the end of the fiscal year ended December 31, 2000. His annualized salary was $170,000.

(5) Ms. Hitchcock resigned from our company as of August 4, 2000.

                       STOCK OPTION GRANTS AND EXERCISES

     We grant options to employees and non-employees under our Amended and Restated 1997 Stock Plan. During the fiscal year ended December 31, 2000, we granted options to purchase 1,438,320 shares of our common stock under our Amended and Restated 1997 Stock Plan and during the year options granted for 374,962 shares were cancelled and returned to the plan. As of April 23, 2001, options to purchase a total of 2,471,721 shares were outstanding under our Amended and Restated 1997 Stock Plan and 552,266 shares remained available for grant under the plan. In general options granted under our Amended and Restated 1997 Stock Plan vest over four years and expire on the tenth anniversary of the date of any particular grant.

     We grant options to our executive officers under our Amended and Restated 1997 Stock Plan. The following tables show for the fiscal year ended December 31, 2000, certain information regarding options granted to, exercised by, and held at year end by, our named executive officers:

              OPTION GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 2000

                               INDIVIDUAL GRANTS
                          ----------------------------                               POTENTIAL REALIZABLE VALUE
                           NUMBER OF      % OF TOTAL                                 AT ASSUMED ANNUAL RATES OF
                          SECURITIES       OPTIONS                                    STOCK PRICE APPRECIATION
                          UNDERLYING      GRANTED TO     EXERCISE OF                     FOR OPTION TERM(1)
                            OPTION       EMPLOYEES IN    BASE PRICE    EXPIRATION    ---------------------------
          NAME            GRANTED(#)    FISCAL YEAR(2)    ($/SH)(3)       DATE          5%($)          10%($)
          ----            -----------   --------------   -----------   ----------    ------------   ------------
Joseph M. Limber........    112,500           8%            3.33         1/13/10        236,000        598,000
Herbert H. Hooper.......     75,000           5%            3.33         1/13/10        157,000        398,000
Thomas J. McNaughton....     75,000           5%            9.8125      11/27/10        463,000      1,173,000
Danny G. Morrow.........     75,000           5%           38.8125       7/26/10      1,831,000      4,639,000
                             20,000           1%           11.8125      12/05/10        149,000        377,000
Philip A. Petersen......     75,000           5%            9.8125      11/27/10        463,000      1,173,000
Wendy R. Hitchcock......     75,000           5%            3.33         8/04/00(4)          --             --

---------------
(1) Reflects the value of the stock option on the date of grant assuming (i) for the 5% column, a five-percent annual rate of appreciation in our common stock over the ten-year term of the option and (ii) for the 10% column, a ten-percent annual rate of appreciation in our common stock over the ten-year term of the option, in each case without discounting to net present value and before income taxes associated with the exercise. The 5% and 10% assumed rates of appreciation are based on the rules of the Securities and Exchange Commission and do not represent our company's estimate or projection of the future common stock price. The amounts in this table may not necessarily be achieved.

(2) Based on options to purchase an aggregate of shares of our common stock granted in fiscal year ended December 31, 2000, to employees and non-employee directors of and consultants to our Company, including options granted to the named executive officers.

(3) All options were granted at the fair market value at the date of grant.

(4) Ms. Hitchcock was formerly employed as our company's Chief Financial Officer. Options to purchase shares of our common stock granted to Ms. Hitchcock during the fiscal year 2000 were cancelled and returned to the Amended and Restated 1997 Stock Plan pool.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

     The following table provides information on option exercises during the fiscal year ended December 31, 2000, by the named executive officers. The value of in-the-money options is based upon a fair market value of our common stock equal to $10.875 at the close of market trading on December 29, 2000, and is net of the exercise price of the options:

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                   OPTIONS AT            IN-THE-MONEY OPTIONS AT
                              SHARES                          DECEMBER 31, 2000(#)        DECEMBER 31, 2000($)
                            ACQUIRED ON        VALUE        -------------------------   -------------------------
           NAME             EXERCISE(#)    REALIZED($)(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
           ----             -----------    --------------   -------------------------   -------------------------
Joseph M. Limber..........    982,500        12,620,000               0/112,500                     0/850,000
Herbert H. Hooper.........    150,000         1,935,000          50,317/137,183             525,000/1,220,000
Thomas J. McNaughton......         --                --                0/75,000                      0/80,000
Danny G. Morrow...........         --                --                0/95,000                           0/0
Philip A. Petersen........         --                --                0/75,000                      0/80,000
Wendy R. Hitchcock........     21,875         1,017,000                     0/0                           0/0

---------------
(1) Based on fair market value of one share of our Common Stock on date of the option exercise less the exercise price per share multiplied by the number of shares received upon exercise of the option.

                              CERTAIN TRANSACTIONS

CHANGE OF CONTROL AGREEMENT

     We have entered into change of control agreements with Joseph M. Limber, our President and Chief Executive Officer, and Herbert H. Hooper, Ph.D., our Executive Vice President, Chief Technology Officer and Co-Founder. These change of control agreements provide for the following:

     - In the event of a hostile takeover (as defined in the agreement), each stock option outstanding on the date of such hostile takeover will fully vest and be immediately exercisable at the completion of the takeover transaction, whether or not such officer's employment is terminated thereupon.

     - If the officer is involuntarily terminated other than for cause (as defined in the agreement) following a change of control and prior to the second anniversary of the change of control, the officer will be entitled to acceleration of vesting of his stock options so that each option will be fully exercisable as of the date of his termination.

     - Each officer will be entitled to maximum payments falling short of "excess parachute payments."

     - Acceleration of vesting upon a change of control is disallowed if the operation of an acceleration clause would defeat pooling-of-interests accounting in a change of control transaction that is approved by our Board of Directors.

INDEMNIFICATION AGREEMENTS

     We entered into indemnification agreements with our directors and certain of our officers which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for damages, judgments, fines, penalties, settlements and costs, attorneys' fees and disbursements and costs of attachment or similar bonds, investigations and any expenses of establishing a right to indemnification under such agreement, which such person becomes legally obligated to pay in connection with any threatened, pending, or completed claim, action, suit or proceeding, whether brought by or in the right of our Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which such person may be or may have been involved as a party or otherwise, by reason of the fact that such person is or was, or has agreed to become, a director or officer of our Company, by reason of any actual or alleged error or misstatement or misleading statement made or suffered by such person, by reason of any action taken by them or of any inaction on their part while acting as such director or officer, or by reason of the fact that he was serving at our request as a director, trustee, officer, employee or agent of our Company, or another entity.

LOAN AGREEMENTS

     In January 2000, we loaned $447,250 to Joseph Limber, our President and Chief Executive Officer, to enable Mr. Limber to exercise options to purchase shares of our common stock. These full recourse loans bear interest at a rate equal to 5.8% compounded semiannually. The principal and accrued interest will be payable in April 2002 and March 2003.

     In January 2000, we loaned $60,000 to Herbert H. Hooper, Ph.D., our Executive Vice President, Chief Technology Officer and Co-Founder, to enable Dr. Hooper to exercise options to purchase shares of our common stock. This full recourse loan bears interest at a rate equal to 5.8% compounded semiannually. The principal amount of $60,000 will become mature and payable in January 2002.

                        COMPENSATION COMMITTEE REPORT(1)

     The Compensation Committee of the Board of Directors (the "Compensation Committee") has furnished this report on executive compensation. The Compensation Committee was established on December 1, 1999, by resolution of the Board of Directors. At the end of the fiscal year ended December 31, 2000, the Compensation Committee comprised Mr. Thomas R. Baruch and Dr. Michael W. Hunkapiller, neither of whom is currently an officer or employee of the Company and both of whom are "non-employee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" for purposes of
Section 162(m) of the Internal Revenue Code. The Compensation Committee is responsible for reviewing and approving the compensation arrangements for the Company's senior management and any compensation plans in which the executive officers and directors are eligible to participate.

COMPENSATION POLICY AND PHILOSOPHY

     The Compensation Committee designs our executive compensation with the following overall objectives:

     - Attract, retain and motivate key executive talent;

     - Reward key executives based on business performance;

     - Align executive incentives with the interests of stockholders; and

     - Encourage the achievement of Company objectives.

Executive compensation comprises three components: 1) base salary; 2) annual incentive bonuses; and 3) long-term incentives in the form of stock options. The Company strives to provide a competitive total compensation package to senior management based on professionally compiled surveys of broad groups of companies of comparable size within related industries.

     Base Salary. Each year, the Company obtains studies of compensation trends, practices and levels from a variety of nationally recognized independent compensation surveys in order to determine the competitiveness of the pay structure for its senior managers. Within the comparative groups of companies surveyed, the Company sets executive base salaries and total compensation near the arithmetic mean of the surveys, respectively. Each executive's base salary is determined by an assessment of the executive's job description and current salary in relation to the salary range designated for the position in the compensation surveys. Adjustments are made when necessary to reflect changes in responsibilities or competitive industry pressures.

---------------

(1) This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts.

Each executive's performance is evaluated annually to determine individual merit increases within the overall guidelines established in each year's budget process.

     Annual Incentive Bonuses. The Chief Executive Officer and other executive officers are eligible to receive annual incentive bonuses based upon the achievement during the year of certain agreed upon objectives. The Committee reviews the performance of, and decides upon the bonuses payable to, the Chief Executive Officer. The Chief Executive Officer and the Committee together review the performance of, and decide upon the bonuses payable to, the other executive officers including the named executive officers.

     Long Term Incentives. The Company provides its executive officers and other key employees with long-term incentive compensation through the granting of stock options. The Company believes that stock options provide the Company's key employees with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options are intended to align executive interests with the interests of stockholders and therefore directly motivate senior management to maximize long-term stockholder value. The stock options also create an incentive to remain with the Company for the long term because the options are vested typically over a four period. Because all options are granted at no less than the fair market value of the underlying stock on the date of grant, stock options provide value to the recipients only when the price of the Company's common stock increases over time.

     The Board of Directors has the ultimate responsibility of administering the Company's stock option plan. Option grants are submitted to the Board of Directors for ratification and the date of grant is the date of the Board of Directors' meeting. During the fiscal year ended December 31, 2000, option grants were made to the Chief Executive Officer and the other named executive officers providing for the right to purchase 507,500 shares of common stock of the Company (of that number, options to purchase 75,000 shares of common stock were cancelled and returned to the option pool during the same year). For the fiscal year 2000, the Company entered into change of control agreements with the Chief Executive Officer, Joseph M. Limber, and the Chief Technology Officer, Herbert H. Hooper which provide for, among other things, accelerated vesting of options in certain change of control circumstances.

CHIEF EXECUTIVE COMPENSATION

     Joseph M. Limber's salary during fiscal year ended December 31, 2000 as President and Chief Executive Officer was $290,306. Based upon the Compensation Committee's review of Mr. Limber's performance and the Company's performance during the fiscal year ended December 31, 2000, the Compensation Committee set Mr. Limber's current salary at an annual rate of $320,000. In approving Mr. Limber's compensation, the Compensation Committee took into account (i) Mr. Limber's past performance as President and Chief Executive Officer, (ii) the scope of Mr. Limber's responsibilities and (iii) the Board's assessment of the Company's achievement of its performance objectives.

INTERNAL REVENUE CODE SECTION 162(m)

     To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers anticipated tax consequences to the Company and to its executives of various payments and benefits. Under Section 162(m) of the Internal Revenue Code (the "Code"), the amount of compensation paid to certain executives which is deductible with respect to our corporate taxes is limited to $1,000,000 annually. Compensation exceeding $1,000,0000 annually may be deducted if it is "performance-based compensation" within the meaning of the Code. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to its named executive officers to the extent consistent with the best interests of the Company and its stockholders.

     The Code and the applicable Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is unlikely that the compensation paid to any named executive officer in a taxable year which is subject to the deduction limit will exceed $1,000,000. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to the named executive officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the Code and any applicable Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

April 19, 2001                            COMPENSATION COMMITTEE

                                          Thomas R. Baruch, JD
                                          Michael W. Hunkapiller, Ph.D.

                           AUDIT COMMITTEE REPORT(1)

     The Audit Committee of the Board of Directors (the "Audit Committee") has furnished this report concerning the independent audit of the Company's financial statement. The Audit Committee was established on December 1, 1999, by resolution of the Board of Directors and operates pursuant to the Audit Committee Charter, attached as Appendix A to this proxy statement. At the end of the fiscal year ended December 31, 2000, the Audit Committee comprised Messrs. Baruch and Parker and Dr. Deleage, all three of whom are "independent" directors, as determined in accordance with Rule 4200(a)(15) of the National Association of Securities Dealers regulations.

     The Audit Committee has undertaken the following actions:

     - reviewed and discussed the Company's audited financial statements with management;

     - discussed with PricewaterhouseCoopers LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

     - received from PricewaterhouseCoopers LLP the written disclosures and the letter regarding their independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with them.

     In addition, based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

April 19, 2001                            AUDIT COMMITTEE

                                          Thomas R. Baruch, JD
                                          Jean Deleage, Ph.D.
                                          David J. Parker

---------------

(1) This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts.

                       PERFORMANCE GRAPHIC COMPARISON(1)

     The following graphic representation shows a comparison of total stockholder return for holder of our common stock from March 21, 2000, the date of our Company's initial public offering, through February 1, 2001, compared with The Nasdaq Stock Market (U.S.) Index and the Nasdaq Biotechnology Index. This graphic comparison is presented pursuant to rules of the Securities and Exchange Commission. We believe that although total stockholder return can be an important indicator of corporate performance, our stock price is highly volatile and subject to a number of market-related factors other than corporate performance, such as competitors' announcements, mergers and acquisitions in the industry, the general state of the economy and the performance of other comparable biotechnology companies.

                COMPARISON OF 11 MONTH CUMULATIVE TOTAL RETURN*
         AMONG ACLARA BIOSCIENCES, THE NASDAQ STOCK MARKET (U.S.) INDEX
                       AND THE NASDAQ BIOTECHNOLOGY INDEX

     The chart below shows the end-of-month performance of $100 invested on March 21, 2000, in our common stock or in an index. The chart assumes reinvestment of dividends, if any.

                              [PERFORMANCE GRAPH]

              --------------------------------------------------------------------------------------------------------------------
                                     3/21/00    4/00    5/00     6/00     7/00     8/00     9/00    10/00    11/00   12/00   1/01
              --------------------------------------------------------------------------------------------------------------------
               ACLA                  100.00    118.68   82.10   158.56   130.74   121.40    94.55    55.64   36.38   33.85   49.42
               Nasdaq (U.S.)         100.00     81.94   72.18    84.18    79.95    89.27    77.95    71.52   55.14   52.43   58.85
               Nasdaq Biotech Index  100.00     86.46   84.05   110.42   101.96   123.69   119.35   109.64   95.18   98.42   94.62
              --------------------------------------------------------------------------------------------------------------------

              ---------------------  ---------
                                     2/01
              ---------------------  ---------
               ACLA                  16.73
               Nasdaq (U.S.)         45.67
               Nasdaq Biotech Index  87.33
              ------------------------------------

* $100 invested on March 21, 2001, in our common stock or in an index, including reinvestment of dividends.

---------------

 (1) This Performance Graphic Comparison shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts.

                                 OTHER MATTERS

     We, the Board of Directors, know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is our intention to vote on such matters in accordance with our best judgment.

     For further information about ACLARA BioSciences, Inc., please request a copy of our Annual Report on Form 10-K which we previously filed with the Securities & Exchange Commission, and is available free of charge. Please access our information via the ACLARA BioSciences Website at http://www.aclara.com under the Investor Relations section, or send written requests to:

                            ACLARA BioSciences, Inc.
                                1288 Pear Avenue
                        Mountain View, California 94043
                            Attn: Investor Relations

                                          By Order of the Board of Directors

                                          /s/ Joseph M. Limber
                                          Joseph M. Limber
                                          President and Chief Executive Officer

May 2, 2001

                                                                      APPENDIX A

                            ACLARA BIOSCIENCES, INC.

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The purpose of the Audit Committee (the "Committee") is to provide assistance to the Board of Directors (the "Board") of ACLARA BioSciences, Inc. (the "Company") in fulfilling the Board's oversight responsibilities regarding the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's outside auditor. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, other members of the Committee, other members of the Board, the outside auditor and the financial management of the Company.

     In the exercise of its oversight responsibilities, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the Delaware General Corporation Law to rely, in discharging their responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts such as the outside auditor.

MEMBERSHIP

     The Committee shall consist of not fewer than three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall satisfy the "independence" requirements of The Nasdaq Stock Market. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or must be able to do so within a reasonable period of time after his or her appointment to the Committee. At least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background (including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities) which results in the Committee member's financial sophistication.

COMMITTEE ORGANIZATION AND PROCEDURES

     1. The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

     2. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

     3. The Committee shall meet at least four times in each fiscal year, and more frequently as the Committee in its discretion deems desirable.

     4. The Committee may, in its discretion, include in its meetings members of the Company's financial management, representatives of the outside auditor, the senior internal audit manager and other financial personnel employed or retained by the Company. The Committee may meet with the outside auditor or the senior internal audit manager (if any) in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

     5. The Committee may, in its discretion, utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

RESPONSIBILITIES

  Outside Auditor

     6. The outside auditor shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company's annual financial statements and related services. In this regard, the Committee shall select and periodically evaluate the performance of the outside auditor and, if necessary, recommend that the Board replace the outside auditor. As appropriate, the Committee shall recommend to the Board the nomination of the outside auditor for stockholder approval at any meeting of stockholders.

     7. The Committee shall approve the fees to be paid to the outside auditor and any other terms of the engagement of the outside auditor.

     8. The Committee shall receive from the outside auditor, at least annually, a written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

  Annual Audit

     9. The Committee shall meet with the outside auditor and management of the Company in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

     10. The Committee shall meet with the outside auditor and management prior to the public release of the financial results of operations for the year under audit and discuss with the outside auditor any matters within the scope of the pending audit that have not yet been completed.

     11. The Committee shall review and discuss the audited financial statements with the management of the Company.

     12. The Committee shall discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others, (i) the methods used to account for any significant unusual transactions reflected in the audited financial statements;
(ii) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus to be followed by the outside auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates or the disclosures in the financial statements.

     13. The Committee shall, based on the review and discussions in paragraphs 11 and 12 above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 8 above, recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

  Quarterly Review

     14. The outside auditor shall review the interim financial statements to be included in any Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission, prior to the filing of the Form 10-Q.

  Internal Controls

     15. The Committee shall discuss with the outside auditor and the senior internal audit manager (if any), at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

     16. The Committee shall discuss with the outside auditor and with management any management letter provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the outside auditor.

  Internal Audit

     17. The Committee shall discuss at least annually with the senior internal audit manager (if any) the activities and organizational structure of the Company's internal audit function and the qualifications of the primary personnel performing such function.

     18. Management shall furnish to the Committee a copy of each audit report (if any) prepared by the senior internal audit manager of the Company (if any).

     19. The Committee shall, at its discretion, meet with the senior internal audit manager (if any) to discuss any reports prepared by him or her or any other matters brought to the attention of the Committee by the senior internal auditor manager.

     20. The senior internal audit manager (if any) shall be granted unfettered access to the Committee.

  Other Responsibilities

     21. The Committee shall review and reassess the Committee's charter at least annually and submit any recommended changes to the Board for its consideration.

     22. The Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

     23. The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

PROXY

                            ACLARA BIOSCIENCES, INC.

                                1288 PEAR AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043

   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby appoints Joseph M. Limber and Thomas J. McNaughton, or either of them, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of ACLARA BioSciences, Inc. (the "Company") held of record by the undersigned on April 23, 2001, at the Annual Meeting of Stockholders to be held on June 7, 2001, and any adjournments thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

        PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                  SIDE


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company which require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your prompt consideration of these matters.

Sincerely,

ACLARA BioSciences, Inc.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.


MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

1. Election of Directors.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name below.)

                                       FOR                 WITHHOLD
                                  all nominees             AUTHORITY
                              (except as marked to        to vote for
                               the contrary below)      nominees listed
                                      [  ]                   [  ]
Nominees  Joseph M. Limber
          David J. Parker
          Thomas R. Baruch


2. Ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December 31, 2001.

        FOR [  ]                 AGAINST [  ]                ABSTAIN [  ]


3. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

Mark here for address change and notification [ ]

Signature:                       Date:             Signature:                     Date:
          ----------------------      -----------            --------------------      ----------

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing on behalf of a corporation, please sign in full corporate name by a duly authorized officer.